Exhibit 32.1

    Certification of the Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



The undersigned, the Chief Executive Officer and the Chief Financial Officer of GSE Systems, Inc. (the "Company"), each hereby certifies that, to his knowledge, on the date hereof:

(a) the Quarterly Report on Form 10-Q of the Company for the six months ended June 30, 2004 filed on the date hereof with the Securities and Exchange Commission (the "Quarterly Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                           ____________________________
                                  John V. Moran
                             Chief Executive Officer
                              Date: August 16, 2004

                           ____________________________
                                Jeffery G. Hough
                Senior Vice President and Chief Financial Officer
                              Date: August 16, 2004